UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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PARDES BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts PARDES BIOSCIENCES INC. 2023 Annual Meeting Vote by May 31, 2023. 11:59 PM ET Pardes Biosciences TM PARDES BIOSCIENCES, INC ATTN: ELIZABETH LACY 2173 SALK AVENUE, SUITE 250 PMB #052 CARLSBAD, CA 92008 V02615-P89757 You invested in PARDES BIOSCIENCES, INC. and it’s time to vote you have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023 at 8:00 AM PT / 11:00 AM ET. Get informed before you vote View the Notice of pardes Biosciences, Inc. ‘S 2023 Annual Meeting of Stockholders, Proxy Statement and Annul Report for the fiscal year ended December 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings you may (1) visitwwwProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to mailto:sendmaterials@proxyvote.com. if sending an email, please include your control number (indicated below ) in the subject line. unless requested, you will not otherwise receive a paper or email copy. PV For Complete information and to vote, visit www.ProxyVote.com control # smartphone users point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2023 8:00 AM PT /11:00 AM ET virtually at: WWW.virtualshareholdermeeting.com/PRDS2023 *please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of three Class II directors to serve for three years until the annual stockholders meeting in 2026 Nominees: 1a. Laura J. Hamill 1b. John C. Pottage, Jr., M.D. 1C. Micheal D. Varney, Ph.D. 2. Ratification, on an advisory basis, of the appointment of KPMG LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2023. Board Recommends For For For For NOTE: Transact any other business that is properly brought before the annual meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V02616-P89757